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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: April 8, 1999


                         CONSOLIDATED STORES CORPORATION
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
                      Delaware                          1-8897                      06-1119097
            ------------------------------        --------------------      ----------------------------
            (State or other jurisdiction           (Commission File              (I.R.S. Employer
                  of incorporation)                     Number)                 Identification No.)
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1105 North Market Street, Suite 1300
P.O. Box 8985
Wilmington, Delaware                                                  19899
----------------------------------------                           -----------
(Address of principal executive offices)                            (Zip Code)


        Registrant's telephone number, including area code (302) 478-4896
                                                           --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                         Index to Exhibits is on Page 4.

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ITEM 5.       Other Events.

              On February 23, 1999, the Board of Directors of Consolidated Stores Corporation (the "Company") approved the extension of the benefits afforded by the Company's existing Stockholders Rights Plan by adopting a new Stockholders Rights Plan. The new Stockholders Rights Plan, like the existing Stockholders Rights Plan, is intended to promote continuity and stability, deter coercive or partial offers which will not provide full and fair value to all stockholders and enhance the Board of Directors' ability to represent all stockholders and thereby maximize stockholder value.

              Pursuant to the new Rights Agreement between the Company and National City Bank, as Rights Agent (the "1999 Rights Agreement"), one right ("Right") will be issued for each share of Common Stock, par value $.01 per share, of the Company outstanding at the close of business on April 18, 1999. Each of the new Rights will entitle the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $.01 per share, at a price of $125.00. The Rights generally will not become exercisable unless and until, among other things, any person or group acquires 20% or more of the outstanding shares of Common Stock, other than as a result of repurchases of stock by the Company or specified inadvertent actions by institutional and other specified stockholders. The new Rights are generally redeemable at $0.01 per Right at any time until 10 business days following a public announcement that a 20% or greater position in the Company's Common Stock has been acquired and will expire, unless earlier redeemed or extended, on April 18, 2009.

              A description of the new Rights is set forth in the 1999 Rights Agreement, a copy of which is filed herewith and incorporated herein by reference.

ITEM 7.       Financial Statements and Exhibits.

(c)      Exhibits.

  Exhibit No.         Description
  -----------         -----------
       4              Rights Agreement, dated as of April 6, 1999, between
                      Consolidated Stores Corporation and National City Bank, which includes as Exhibit B thereto, the Form of Rights
                      Certificate.


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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              CONSOLIDATED STORES CORPORATION
                                                        (Registrant)



Dated: April 8, 1999                          By: /s/ William G. Kelley
                                                  ------------------------------

                                              Typed Name: William G. Kelley
                                                         -----------------------

                                              Title: Chairman, Chief Executive
                                                     ---------------------------
                                                     Officer and President
                                                     ---------------------------


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                                INDEX TO EXHIBITS
                                -----------------


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
        Exhibit No.           Description                                                          Page
        -----------           -----------                                                          ----
             4                Rights Agreement, dated as of April 6, 1999, between                  5
                              Consolidated Stores Corporation and National City Bank,
                              which includes as Exhibit B thereto, the Form of Rights
                              Certificate.
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